Exhibit 99.1

Golden Nugget Online Gaming Wins Online Sports Betting License in Virginia

HOUSTON, March 16, 2021 /PRNewswire/ -- Golden Nugget Online Gaming, Inc. (Nasdaq: GNOG) (the "Company") announced today that it has won one of the few coveted online sports gaming licenses to be awarded in Virginia and has been granted a temporary permit to commence online sports wagering in the State of Virginia. The Company now has market access to 10 states, legislation and regulatory approvals permitting.

Thomas Winter, President of GNOG stated, "We thank the Virginia Lottery for the opportunity to expand our online business into the Commonwealth of Virginia. Together with our SWaM certified equity partner, Virginia Sports Technology Group, we are excited to announce that GNOG will not only be providing Virginians with a great mobile sportsbook, we will be proudly sharing our revenues with Virginia's Historically Black Colleges & Universities." Winter added, "We will be working hand in hand with the regulators over the next couple of months to complete all of the required and standard platform testing so that we will be in a position to start taking bets this summer."

About GNOG
Golden Nugget Online Gaming is a leading online gaming company that is considered a market leader by its peers and was first to bring Live Dealer and Live Casino Floor to the United States online gaming market. GNOG was the past recipient of 15 eGaming Review North America Awards, including the coveted "Operator of the Year" award in 2017, 2018, 2019 and 2020.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding market access, guidance, our expected results of operations or financial condition, business strategy and plans, user growth and engagement,  commencement of operations,  product initiatives, and objectives of management for future operations, and the impact of COVID-19 on our business and the economy as a whole, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "contemplate," "continue," "could,"  "estimate," "expect," "expectations," "forecast," "going to," "intend,"  "may," "plan," "potential," "predict," "project," "propose," "should,"   "target," "will," or "would" or the negative of these words or other   similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, and prospects.  These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors many of which are outside GNOG's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.  Important factors, among others, that may  affect actual results or outcomes include the inability to obtain market  access to the state of New York due to the failure of the New York state  legislature to pass necessary legislation to allow GNOG the ability to  operate its business; costs related to the business combination;  the  inability to maintain the listing of GNOG's shares on Nasdaq; GNOG's  inability to obtain licensing approval even if appropriate legislation  is passed; the timing of gaming regulators' ability to approve our gaming applications and technology; GNOG's  ability to manage growth; GNOG's ability to execute  its business plan  and meet its projections; potential litigation involving GNOG; changes  in applicable laws or regulations, particularly  with respect to gaming;  general economic and market conditions  impacting demand for GNOG's  products and services, and in particular  economic and market conditions  in the media / entertainment / gaming /  software industry in the markets  in which GNOG's operates; the  potential adverse effects of the ongoing  global coronavirus (COVID-19)  pandemic on capital markets, general  economic conditions, unemployment  and GNOG's liquidity, operations and  personnel, as well as risks,  uncertainties, and other factors described  in the section entitled  "Risk Factors" in GNOG's filings with the SEC,  which are available on  the SEC's website at www.sec.gov. Additional information will be made available in other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, including future developments related to the COVID-19 pandemic, except as required by law.

CONTACT: Katelyn Roche Gosslee, Katelyn@dpwpr.com; Mary Ann Cuellar, MaryAnn@dpwpr.com; Dancie Perugini Ware Public Relations, 713-224-9115; Michael Harwell, michael.harwell@gnoginc.com, 713- 386-7380